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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                         Reported) December 15, 1999


                         Euroweb International Corp.
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             (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


                       1-1200                 13-3696015
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                   (Commission File      (I.R.S. Employer
                    Number)               Identification No.)

               445 Park Avenue, 15th Floor, New York, NY   10022
               (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code  (212) 758-9870
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                                     N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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                                    FORM 8-K


Item 4. Changes in Registrant's Certifying Accountant

           By letter dated December 15, 1999, Euroweb International Corp. ("the Company") received notice from its independent accountant, BDO Seidman, LLP ("Former Accountant") that the client-auditor relationship between the Company and the Former Accountant has ceased. During the Company's two most recent fiscal years and any subsequent interim period preceding such resignation, the Company had no disagreement with its Former Accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the accountant to make reference in its report upon the subject matter of disagreement. Further, the Former Accountant's report on the financial statements of the Company as of and for the year ended December 1998 did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle.



           The decision to accept the resignation was approved by the full Board of Directors. The resignation letter of the Former Accountant, a copy of which was sent to the Securities and Exchange Commission, is on file with the Company, and is attached to this report as Exhibit A.



           On December 20, 1999 the Company engaged the firm of KPMG, (the "New Accountant") as its independent accountant for the Company's fiscal year ending December 31, 1999. The Company did not consult the New Accountant with respect to either (i) the prior fiscal period, (ii) the interim period as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement or reportable event.



           The Company has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.



           The Company has provided the Former Accountant with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Company has requested that the Former Auditor furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. The Company has annexed such letter hereto as Exhibit B.



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SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     December 22, 1999  EUROWEB INTERNATIONAL CORP.

By:     /s/ Frank R. Cohen
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            Frank R. Cohen
            Chairman


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                                Exhibit Index
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Exhibit
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  A             Accountant's Letter of Termination

  B             Accountant's Confirmation Letter